SUPPLEMENT TO THE VARIABLE UNIVERSAL LIFE

INSURANCE POLICY

PROSPECTUS

THE UNITED STATES LIFE INSURANCE COMPANY

IN THE CITY OF NEW YORK

SEPARATE ACCOUNT USL VL-R

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Effective on or about August 1, 2025, the principal executive office and home office address of The United States Life Insurance Company in the City of New York (“US Life”) will be changed to 1133 Avenue of the Americas, 33rd Floor, New York, NY 10036. All references in the prospectus to the US Life address are hereby replaced accordingly.

Dated: August 1, 2025

Please keep this Supplement with your Prospectus.